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                                                                 EXHIBIT 10.5.3.

                EXHIBIT D TO NOTE AND WARRANT PURCHASE AGREEMENT
                          (Form of Security Agreement)

                          PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT, dated as of September [__], 1998 (as from time to time amended, modified or supplemented in accordance with the terms hereof, this "Agreement"), is made and entered into by and among EACH SIGNATORY HERETO (together with their successors and assigns, collectively, the "Grantors" and individually, a "Grantor"), as debtors, and NOMURA HOLDING AMERICA INC. (together with its successors, assigns and transferees, the "Purchaser"), as secured party.

                               W I T N E S S E T H

                  WHEREAS, pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Note Purchase Agreement"), by and among Easyriders, Inc., a Delaware corporation (the "Parent"), Easyriders Sub II, Inc. (to be merged with and into Paisano Publications, Inc.), a California corporation (the "Company"), and the Purchaser, the Purchaser has agreed to purchase the Notes of the Company referred to in the Note Purchase Agreement upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Grantors (other than the Company) have executed and delivered to the Purchaser a Guarantee dated as of the date hereof (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Guarantee"), pursuant to which such Grantors have guaranteed the Obligations of the Company under, and as defined in, the Note Purchase Agreement; and

                  WHEREAS, it is a condition precedent to the obligation of the Purchaser to purchase, and to continue to purchase, the Notes and to extend credit under the Note Purchase Agreement that the Grantors shall have executed and delivered this Agreement to pledge and grant to the Purchaser a security interest in all of the Grantors' personal property (other than the Grantors' intellectual property) as collateral security for the Secured Obligations (as defined below);

                  NOW, THEREFORE, in consideration of the premises set forth above and to induce the Purchaser to purchase, and to continue to purchase, the Notes and to extend credit thereunder and under the Note Purchase Agreement, the Grantors hereby agree with the Purchaser as follows:

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                  Section 1. Defined Terms.

                  1.1 Note Purchase Agreement Definitions. Unless otherwise defined herein, terms defined (or defined by reference) in the Note Purchase Agreement, as applicable, and used herein shall have the meanings given to them in such other agreement, including, without limitation, the terms "Accounts," "Inventory", "Obligations" and "Permitted Liens".

                  1.2 UCC Definitions. The following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: "Chattel Paper", "Documents", "Equipment", "Farm Products", "General Intangibles" and "Instruments".

                  1.3 Other Definitions. The following terms shall have the following meanings:

                  "Agreement" has the meaning specified in the Preamble.

                  "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Collateral" has the meaning specified in Section 2 of this Agreement.

                  "Collateral Account" has the meaning specified in Section 5.3(a) of this Agreement.

                  "Contracts" means all the contracts (including without limitation the Material Contracts), undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Grantor may now or hereafter have any right, title or interest, including without limitation, (a) all rights of the Grantors to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantors to damages arising out of or for breach or default in respect thereof and (c) all rights of the Grantors to exercise all remedies thereunder.

                  "Grantor" and "Grantors" have the meanings specified in the Preamble.

                  "Indebtedness Collateral" means:

                  (a) the Pledged Indebtedness and all Proceeds thereof; and

                  (b) whether or not otherwise constituting Proceeds, all rights and privileges of the Grantors with respect to the Pledged Indebtedness, all securities, moneys or property representing a payment or distribution upon or in respect of the Pledged Indebtedness, or received in exchange therefor.



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                  "Investment Property" has the meaning ascribed thereto in
Section 9-115 of the Code in those jurisdictions in which such definition has been adopted and shall include (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Grantor, including the rights of any Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by any Grantor; (iv) all commodity contracts held by any Grantor; and (v) all commodity accounts held by any Grantor.

                  "Issuers" means the issuers of the Pledged Stock or Pledged Indebtedness.

                  "Material Contract" means the contracts and agreements listed in Annex A attached hereto, as the same may be amended, modified or otherwise supplemented from time to time.

                  "Pledged Indebtedness" means the Indebtedness evidenced by promissory notes and Instruments in which any Grantor holds an interest from time to time, as listed in Annex B hereto (as the same may be amended, modified or supplemented in accordance with Section 7.2(c) of this Agreement).

                  "Pledged Stock" means the shares of, or interests, participations or other equivalents of or interests in, Capital Stock in which any Grantor holds an interest from time to time, as listed in Annex B hereto (as the same may be amended, modified or supplemented in accordance with Section 7.2(c) of this Agreement).

                  "Proceeds" means all "proceeds" and "products" as defined in the Code and includes, without limitation and whether or not the following constitute proceeds under the Code, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Body (or any Person acting under color of Governmental Body), (iii) all dividends and distributions from the Pledged Stock and all principal, interest and other income from any Instruments pledged hereunder, and (iv) any and all other amounts from time to time paid or payable to any Grantor upon the sale, exchange, collection or other disposition of, or under or in connection with, any part of the Collateral.

                  "Secured Obligations" means, collectively, (i) in the case of the Company, all of its Obligations under the Note Purchase Agreement and (ii) in the case of the other Grantors, all of their obligations under the Guarantee.

                  "Stock Collateral" means:

                  (a) the Pledged Stock and all Proceeds thereof;




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                  (b) whether or not otherwise constituting Proceeds, all rights and privileges of the Grantors with respect to the Pledged Stock, all shares, securities, moneys or property representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock; and

                  (c) without affecting the obligations of the Grantors under any provision prohibiting such action hereunder or in any other documents, in the event of any consolidation or merger of an Issuer in which such Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger.

                  1.4 Miscellaneous Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  1.5 Singular and Plural Form. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  1.6 Annexes. All references to Annexes to this Agreement include such Annexes as amended, modified or supplemented pursuant to the terms of this Agreement.

                  Section 2. Grant of Security Interest.

                  2.1 Collateral. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Grantors hereby jointly and severally pledge and grant to the Purchaser a security interest in all of the following property now owned or at any time hereafter acquired or created by any Grantor or in which any Grantor now has or at any time in the future may acquire or create any right, title or interest (collectively, the "Collateral"):

                  (a) all Accounts;

                  (b) all Chattel Paper;

                  (c) all Contracts;

                  (d) all Documents;

                  (e) all Equipment;

                  (f) all General Intangibles;



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                  (g) all Instruments;

                  (h) all Inventory;

                  (i) all Investment Property and other Stock Collateral;

                  (j) all Pledged Indebtedness and other Indebtedness
Collateral;

                  (k) all bank accounts (and all checks, drafts and other orders of payments and all funds on deposit therein) and all investment accounts (and all shares, participations, interests, obligations or other securities, whether certificated or uncertificated, and all other investments maintained therein);

                  (l) cash, other moneys, and all other tangible and intangible Property of the Grantors;

                  (m) all books and records pertaining to the foregoing, including, without limitation, all diskettes and other magnetic media, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of any Grantor or any computer bureau or service company from time to time acting for any Grantor; and

                  (n) to the extent not otherwise included, all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary set forth above, the types or items of Collateral described above shall not include any rights or interests in any Contract, if under the terms of such Contract, the valid grant of a security interest or Lien therein to the Purchaser is prohibited and such prohibition has not been or is not waived or the consent of the other party to such Contract has not been or is not otherwise obtained; provided that (i) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Purchaser's unconditional continuing security interests in and Liens upon any rights or interests of any Grantor in or to moneys due or to become due under any such Contract, (ii) the foregoing exclusion shall not apply with respect to any such Contract once any such applicable prohibition is no longer in effect and (iii) no Grantor shall on or after the Closing Date enter into any Contract containing any such prohibition, which are, either individually or in the aggregate, material to the operation of such Grantor's business.

                  Section 3. Representations and Warranties. Each Grantor, jointly and severally, hereby represents and warrants that:

                  3.1 Title; No Other Liens. Except for the security interest granted to the Purchaser pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Note Purchase Agreement, each Grantor owns each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all


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Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Purchaser pursuant to this Agreement or as are permitted pursuant to the Note Purchase Agreement.

                  3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Annex C attached hereto will constitute a first priority, perfected security interests in the Collateral in favor of the Purchaser, subject to no Liens other than Permitted Liens, (b) are prior to all other Liens on the Collateral in existence on the date of this Agreement except for Permitted Liens which are specifically noted on Schedule 4.10A to the Note Purchase Agreement as being prior to the Liens created hereunder and (c) are enforceable as such against all creditors of and purchasers from the Grantors, except purchasers of Inventory in the ordinary course of business, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

                  3.3 Inventory and Equipment. The Inventory and the Equipment of the Grantors are kept at the Inventory and Equipment locations identified pursuant to Sections 4.30 and 10.16 of the Note Purchase Agreement.

                  3.4 Chief Executive Office. Each Grantor's chief executive office and chief place of business, and the place where each Grantor keeps its records concerning its Accounts, is located at the office identified pursuant to Sections 4.30 and 10.16 of the Note Purchase Agreement.

                  3.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  Section 4. Covenants. Each Grantor, jointly and severally, covenants and agrees with the Purchaser that from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

                  4.1 Delivery of Instruments and Chattel Paper. If any amount payable to a Grantor by any other Person, whether under or in connection with any of the Collateral, pursuant to Section 4.10 hereof, or otherwise, shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Purchaser, duly endorsed in a manner satisfactory to the Purchaser, to be held as Collateral pursuant to this Agreement; provided, that so long as no Event of Default shall have occurred and be continuing, a Grantor may retain for collection in the ordinary course any Instruments received by such Grantor in the ordinary course of business in satisfaction of trade payables evidencing loans to employees, and the Purchaser shall, promptly upon the request of such Grantor, make appropriate arrangements for making any other Instrument pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be



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effected, to the extent deemed appropriate by the Purchaser, against trust receipt or like document).

                  4.2 Marking of Records. Each Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests created hereby.

                  4.3 Maintenance of Insurance. Each Grantor will maintain insurance policies (i) insuring the Inventory, Equipment and other Collateral of such Grantor, and (ii) insuring such Grantor and the Purchaser against liability for personal injury and property damage relating to such Inventory, Equipment and other Collateral, in each case, as and to the extent provided in Section 9.4 of the Note Purchase Agreement.

                  4.4 Payment of Taxes, etc. The Grantors will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral as and to the extent provided in Section 9.2 of the Note Purchase Agreement.

                  4.5 Maintenance of Perfected Security Interest; Further Assurances; Additional Grantors.

                  (a) The Grantors shall maintain the security interest created by this Agreement as a first priority, perfected security interest subject only to Permitted Liens and shall defend such security interest against claims and demands of all Persons whomsoever.

                  (b) At any time and from time to time, upon the written request of the Purchaser and at the sole expense of the Grantors, the Grantors will promptly and duly execute and deliver such further instruments and documents and take such further action as the Purchaser may reasonably request for the purpose of effectuating the transactions contemplated by the Note Purchase Agreement and obtaining and preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the recording, filing and registration of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby. The Grantors shall furnish reasonably satisfactory evidence to the Purchaser of every such recording, filing and registration filed by the Grantors.

                  (c) Pursuant to Section 9-402 of the Code, the Grantors authorize the Purchaser to file financing statements with respect to the Collateral without the signature of the Grantors in such form and in such filing offices as the Purchaser reasonably determines appropriate to perfect the security interest of the Purchaser under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. The Purchaser will provide the Grantors with a copy of each such filing filed by the Purchaser; provided that the failure to furnish the Grantors with any such copy shall not relieve the Grantors of any of their obligations hereunder or subject the Purchaser to any liability.



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                  (d) The initial Grantors hereunder shall be the Parent and those Subsidiaries of the Parent as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of the Parent may become parties hereto, as additional Grantors (each, an "Additional Grantor"), by executing a counterpart of this Agreement substantially in the form of Appendix II attached hereto. Upon delivery of any such counterpart to the Purchaser, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of the Purchaser not to cause any Subsidiary of the Parent to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder. Each Additional Grantor shall execute and file such financing statements and such other instruments or notices or as the Purchaser may reasonably request, in order to perfect the security interests granted or purported to granted hereunder.

                  4.6 Changes in Locations, Name, etc. No Grantor will:

                  (a) permit any of the Inventory or Equipment to be kept at a location other than those identified pursuant to Sections 4.30 and 10.16 of the Note Purchase Agreement; or

                  (b) change the location of its chief executive office and chief place of business, or remove its books and records concerning the Accounts, from that identified pursuant to Sections 4.30 and 10.16 of the Note Purchase Agreement; or

                  (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Purchaser in connection with this Agreement would become seriously misleading, unless it shall have given the Purchaser prior written notice of such change pursuant to Section 10.16 of the Note Purchase Agreement.

                  4.7 Further Identification of Collateral. The Grantors will furnish to the Purchaser from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Purchaser may reasonably request, all in reasonable detail.

                  4.8 Notices. The Grantors will advise the Purchaser promptly, in reasonable detail, of:

                  (a) any Lien (other than Permitted Liens) on, or claim asserted against, any of the Collateral; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interest created hereby.



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                  4.9 Indemnification. The Grantors, jointly and severally,
agree to pay, and to save the Purchaser harmless from, any and all liabilities, costs and reasonable expenses (including, without limitation, legal fees and expenses) (a) with respect to, or resulting from any failure or delay in paying, any and all excise, sales, stamp or other taxes which may be payable or determined to be payable with respect to any of the Collateral and (b) with respect to, or resulting from, any failure or delay in complying with any Statute or Order of any Governmental Body, applicable to any of the Collateral.

                  4.10 Intercompany Advances. At the request of the Purchaser and without limiting any provision of the Note Purchase Agreement or any other provision hereof, each Grantor shall cause all outstanding loans and advances made by such Grantor to any Subsidiary or Affiliate of such Grantor to be evidenced by an Instrument and all such Instruments to be pledged and delivered to the Purchaser not later than ten (10) Business Days following any such request.

                  4.11 Provisions Relating to Inventory. The Grantors, jointly and severally, agree that all Inventory manufactured or processed by the Grantors will be manufactured and processed in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder.

                  Section 5. Provisions Relating to Accounts.

                  5.1 The Grantor to Remain Liable under Accounts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts now owned or hereafter acquired by it to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Purchaser shall have no obligation or liability under any such Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Purchaser of any payment relating to such Account pursuant hereto, nor shall the Purchaser be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  5.2 Analysis of Accounts. The Purchaser shall have the right after consultation with a Grantor but with or without such Grantor's consent to make test verifications of the Accounts now owned and hereafter acquired by such Grantor in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Purchaser may reasonably require in connection with such test verifications. At any time and from time to time, upon the Purchaser's request and at the expense of such Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Purchaser to furnish to the Purchaser reports showing reconciliations, aging and test verifications of, and trial



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balances for, such Accounts. After consultation with a Grantor but with or without such Grantor's consent, the Purchaser in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them, to the Purchaser's satisfaction, the existence, amount and terms of any such Accounts.

                  5.3 Collections on Accounts. (a) The Purchaser hereby authorizes each Grantor to collect the Accounts now owned and hereafter acquired by such Grantor, and the Purchaser may curtail or terminate said authority or direct and control collections by such Grantor at any time after the occurrence and during the continuance of a Default or Event of Default. If required by the Purchaser at any time after the occurrence and during the continuance of a Default or Event of Default, any payments of such Accounts, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by the Grantor in the exact form received, duly endorsed by the Grantor to the Purchaser if required, in an account of the Purchaser maintained by the Purchaser in a depositary institution selected by the Purchaser and under the Purchaser's sole dominion and control (each a "Collateral Account"), and
(ii) until so turned over, shall be held by the Grantor in trust for the Purchaser, segregated from other funds of the Grantor.

                  (b) Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At the Purchaser's request, the Grantors shall deliver to the Purchaser all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                  5.4 Representations and Warranties. No amount payable to any Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Purchaser.

                  5.5 Covenants. (a) The amount represented by each Grantor to the Purchaser as owing by each account debtor or by all account debtors in respect of the Accounts as of any date shall be the correct amount actually owing by such account debtor or debtors thereunder as of such date.

                  (b) Other than in the ordinary course of business as generally conducted by each Grantor consistent with past and commercially reasonable practices, each Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.



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                  Section 6. Provisions Relating to Contracts.

                  6.1 Each Grantor to Remain Liable under Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Contracts to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Purchaser shall have no obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Purchaser of any payment relating to such Contract pursuant hereto, nor shall the Purchaser be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  6.2 Communication With Contracting Parties. After consultation with the Grantors but with or without the Grantors' consent, the Purchaser in its own name or in the name of others may communicate with parties to the Contracts to verify with them to the Purchaser's satisfaction the existence, amount and terms of any Contracts.

                  6.3 Representations and Warranties. (a) Except for the consents listed on Schedule 4.9 of the Note Purchase Agreement:

                       (i) no consent of any party (other than the Grantors) to any Material Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement;

                      (ii) each Material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of each Grantor which is a party thereto and, to the Grantors' knowledge, of the other party(s) thereto, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law);

                     (iii) no Grantor, nor to the best of the Grantors' knowledge, any other party to any Material Contract is in default in the performance or observance of any of the terms thereof;

                      (iv) each Grantor has fully performed, in all material respects, all its obligations under each Material Contract to which it is a party; and

                       (v) the right, title and interest of each Grantor in, to and under each Material Contract to which it is a party are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such


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        Material Contract as Collateral, nor have any of the foregoing been asserted or alleged in writing against any Grantor as to any Material Contract.

               (b) The Grantors have delivered to the Purchaser a complete and correct copy of each Material Contract.

               (c) No amount payable to any Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Purchaser.

               6.4 Covenants. (a) Each Grantor will perform and comply in all material respects with all its contractual obligations relating to the Collateral and all its other material obligations under the Contracts.

               (b) Each Grantor shall promptly and diligently exercise each and every material right which it may have under each Material Contract (other than any right of termination).

               (c) No Grantor will fail to deliver to the Purchaser a copy of each material demand, notice or document received by it relating in any way to any Contract.

               Section 7.  Provisions Relating To Stock Collateral.

               7.1 Representations and Warranties. (a) The shares of Pledged Stock listed on Annex B (as such Annex may be supplemented pursuant to Section 7.2) constitute all of the issued and outstanding shares of Capital Stock of the Subsidiaries that are directly owned (in whole or in part) by the Grantors and all other shares of, or interests, participations or other equivalents of or interests in, Capital Stock directly owned by the Grantors. Notes and other Instruments representing the Pledged Indebtedness listed on Annex B (as such Annex may be supplemented pursuant to Section 7.2) constitute all of the Instruments that are directly owned (in whole or in part) by the Grantors.

               (b) All of the shares of, or interests, participations or other equivalents of or interests in, the Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable and none of such Pledged Stock is subject to any contractual restriction pursuant to any shareholders or partners agreement, voting trust agreement or any other agreement in respect of the rights of shareholders, partners or participants, or any restriction under the charter or by-laws or organization agreement of any of the Issuers, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the other Note Documents or any such restriction imposed by any state or federal securities laws). There are no existing options, warrants, calls, or commitments of any character whatsoever relating to any of the Pledged Stock of any Grantor. The Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Issuer, and no such Issuer is in default thereunder. Except as disclosed on Annex B none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

               (c) The Grantors are the record and beneficial owner of, and have good and marketable title to, the Pledged Stock and Pledged Indebtedness, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

               (d) Annex B correctly identifies, as at the date of this Agreement, (i) with respect to Pledged Stock, each Issuer, the respective class and par value of the shares or the nature and extent of each Grantor's interest comprising such Pledged Stock and the respective number of shares or proportionate interest (and registered owners thereof) evidenced by each such certificate or other evidence of interest in such Issuer, and (ii) with respect to Pledged Indebtedness, the initial principal amount, issue date, maturity date and interest rate of such Pledged Indebtedness.

               (e) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Stock or Pledged Indebtedness.

               (f) The stock powers accompanying the Pledged Stock and the allonges accompanying the Pledged Indebtedness are duly authorized and executed in blank.

               7.2 Affirmative Covenant. (a) Each Grantor covenants and agrees with the Purchaser that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released if such Grantor shall, as a result of its ownership of the Pledged Stock or Pledged Indebtedness or otherwise become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of or other interests in the Pledged Stock, or otherwise in respect thereof or any note or Instrument of any Issuer or promissory notes or Instruments required to be pledged to the Purchaser pursuant to Section 4.1 hereof or any other Note Document, such Grantor shall accept the same as the agent of the Purchaser, hold the same in trust for the Purchaser and deliver the same forthwith to the Purchaser in the exact form received, together with in the case of Pledged Stock an undated stock power or other suitable transfer document covering such certificate duly executed in blank by such Grantor and with, if the Purchaser so requests, signature guaranteed and together with in the case of any Pledged Indebtedness an allonge or other endorsement duly executed in blank by such Grantor, to be held by the Purchaser, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock or Pledged Indebtedness upon the liquidation or dissolution of any Issuer shall be paid over to the Purchaser to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged

Stock or Pledged Indebtedness pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof or otherwise, the property so distributed shall be delivered to the Purchaser to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by any Grantor, such Grantor shall, until such money or property is paid or delivered to the Purchaser, hold such money or property in trust for the Purchaser, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations. If requested by the Purchaser, to evidence any of the foregoing such Grantor shall promptly enter into a Pledge Supplement substantially in the form of Appendix I hereof (a "Pledge Supplement"). The Grantors hereby authorize the Purchaser to attach each executed Stock Collateral Pledge Supplement to this Agreement and agree that all Capital Stock covered thereby delivered to the Purchaser shall for all purposes hereunder constitute Pledged Stock and Stock Collateral and all notes and Instruments covered thereby delivered to the Purchaser shall for all purposes hereunder constitute Pledged Indebtedness and Indebtedness Collateral.

               (b) The Grantors agree to deliver to the Purchaser a supplement to Annex B updating Annex B at the time of each delivery of additional Pledged Stock and Pledged Indebtedness and, if requested by the Purchaser, a Pledge Supplement pursuant to Section 7.2(a) hereof. By delivery of such Pledge Supplement by a Grantor, such Grantor shall be deemed to have represented and warranted to Purchaser that the representations and warranties in Section 7.1 shall be true and correct as to any such Pledged Stock and Pledged Indebtedness as of the date of such Pledge Supplement.

               7.3 Negative Covenants. Without the prior written consent of the Purchaser, no Grantor will (a) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer except in connection with the issuance of directors' qualifying shares to directors, or stock or equity securities to such Grantor or any of its Subsidiaries, (b) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Stock Collateral, (c) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Stock Collateral or Indebtedness Collateral, or any interest therein, except for Permitted Liens, or (d) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Purchaser to sell, assign or transfer any of the Stock Collateral.

               7.4 Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Purchaser shall have given notice to the Grantors of the Purchaser's intent to exercise its corresponding rights pursuant to Section 8.6 below, the Grantors shall be permitted to receive all cash dividends paid out of legal surplus of the Issuers in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement, the Note Purchase Agreement, the Notes or any other Note Document.

               7.5 Irrevocable Authorization and Instruction to Issuers. Each Grantor hereby authorizes and instructs the Issuers to comply with any instruction received by any of them from the Purchaser in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that the Issuers shall be fully protected in so complying.

               Section 8. Remedies.

               8.1 Notice to Account Debtors and Contract Parties. Upon the request of the Purchaser at any time after the occurrence and during the continuance of a Default or Event of Default, each Grantor shall notify its respective account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Purchaser and that payments in respect thereof shall be made directly to the Purchaser.

               8.2 Proceeds to be Turned Over To the Purchaser. In addition to the rights of the Purchaser specified in Section 5.3 with respect to payments of Accounts, if a Default or Event of Default shall occur and be continuing all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Purchaser, segregated from other funds of such Grantor, and shall, if requested by the Purchaser forthwith upon receipt by such Grantor, be turned over to the Purchaser in the exact form received by such Grantor (duly endorsed by such Grantor to the Purchaser, if required) and held by the Purchaser in a Collateral Account. All Proceeds while held by the Purchaser in a Collateral Account (or by such Grantor in trust for the Purchaser) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8.3.

               8.3 Application of Proceeds. At such intervals as may be agreed upon by the Grantors and the Purchaser, or, if an Event of Default shall have occurred and be continuing, at any time at the Purchaser's election, the Purchaser may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Purchaser may elect consistent with the terms of the Note Purchase Agreement, and any part of such funds which the Purchaser elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Purchaser to the Grantors or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full on (or after) the Termination Date shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same. Without limiting the foregoing or any other provision of this Agreement, the Grantors and the Purchaser agree that, if an Event of Default has occurred, it shall be commercially reasonable for the Purchaser to dispose of all or any part of the Proceeds held in the Collateral Account or any cash or other moneys or securities held in any Depositary Account, by applying the same in payment of the Secured Obligations in such order as the Purchaser may elect consistent with the terms of the Note Purchase Agreement and this Agreement and that in connection therewith no public or private sale is necessary.

               8.4 Code Remedies. If an Event of Default shall occur and be continuing, the Purchaser may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Purchaser was the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be necessary or appropriate to give effect to such right). Without limiting the generality of the foregoing, the Purchaser, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent allowed by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Purchaser or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Purchaser shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived or released. Each Grantor further agrees, at the Purchaser's request, to assemble the Collateral and make it available to the Purchaser at places which the Purchaser shall reasonably select, whether at such Grantor's premises or elsewhere. The Purchaser shall apply the net Proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Purchaser hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Purchaser may elect consistent with the terms of the Note Purchase Agreement, and only after such application and after the payment by the Purchaser of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Purchaser account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Purchaser arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

               8.5 Irrevocable Proxy. Each Grantor hereby grants to the Purchaser an irrevocable proxy to vote the Pledged Stock and other Collateral with voting rights, which proxy shall be effective immediately upon the occurrence of, and during the continuance of, an Event of Default.

               8.6 Additional Remedies in Respect of Pledged Stock. If an Event of Default shall occur and be continuing and the Purchaser shall give notice of its intent to exercise such rights to the Grantors, (a) the Purchaser shall have the right to receive any and all cash dividends or distributions paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in such order as the Purchaser may determine consistent with the terms of the Note Purchase Agreement, and (b) all shares of or other interests in the Pledged Stock shall be registered in the name of the Purchaser or its nominee, and the Purchaser or its nominee may thereafter exercise (i) all voting, corporate, partnership and other rights pertaining to such shares of or other interests in the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and
(ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of or other interests in the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or organizational structure of any Issuer, or upon the exercise by any Grantor or the Purchaser of any right, privilege or option pertaining to any of the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Purchaser may determine), all without liability except to account for Property actually received by it, but the Purchaser shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

               8.7 Registration Rights; Private Sales. (a) If the Purchaser shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to this Section 8, and if in the opinion of the Purchaser it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Grantors will cause the Issuer thereof (i) to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Purchaser, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) to use their best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Purchaser, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Grantors agree to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Purchaser shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

               (b) The Grantors recognize that the Purchaser may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantors acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Purchaser shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

               (c) The Grantors further agree to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 8.7 valid and binding and in compliance with any and all applicable Statutes, Orders, writs, injunctions, decrees or awards of any and all Governmental Bodies, having jurisdiction over any such sale or sales. The Grantors further agree that a breach of any of the covenants contained in this Section 8.7 will cause irreparable injury to the Purchaser, that they will have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.7 shall be specifically enforceable against the Grantors, and the Grantors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is then continuing under the Note Purchase Agreement.

               8.8 Deficiency. The Grantors shall remain jointly and severally liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations, including without limitation, the reasonable fees and disbursements of any attorneys employed by the Purchaser to collect such deficiency.

               Section 9. Purchaser's Appointment as Attorney-in-Fact; Purchaser's Performance of the Secured Obligations.

               9.1 Powers. Effective upon and during the continuance of an Event of Default, each Grantor hereby irrevocably constitutes and appoints the Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Purchaser's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Purchaser the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

               (a) in the case of any Account, in the name of such Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Purchaser for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

               (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement or the Note Purchase Agreement and to pay all or any part of the premiums therefor and the costs thereof;

               (c) to execute, in connection with the sale provided for in
Section 8.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

               (d) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Purchaser or as the Purchaser shall direct;

               (e) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, cash and non-cash Proceeds, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

               (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

               (g) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

               (h) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;

               (i) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Purchaser may deem appropriate;

               (j) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Purchaser were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and such Grantor's expense, at any time, or from time to time, all acts and things (including exercising all rights and remedies of such Grantor pursuant to any leases of real property) which the Purchaser deems necessary to protect, preserve or realize upon the Collateral and the Purchaser's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do;

               (k) to release its interest in, make exchanges or substitutions for and/or surrender, all or any part of such Grantor's interest in all or any part of the Collateral;

               (l) to remove from such Grantor's place(s) of business all books, records, ledger sheets, correspondence, invoices and documents relating to or evidencing any of the Collateral (so long as the Purchaser shall supply copies of all documents removed within a reasonable time after removal), or without cost or expense to the Purchaser, to make such use of such Grantor's place(s) of business as may be reasonably necessary to administer, control and/or collect the Collateral;

               (m) to repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor;

               (n) to endorse the name of such Grantor upon any items of payment relating to the Collateral or upon any proof of claim in bankruptcy against any account debtor;

               (o) to receive and open all mail addressed to such Grantor and, upon the occurrence of an Event of Default, notify the Post Office authorities to change the address for the delivery of mail to such Grantor to such address as the Purchaser may designate; and

               (p) to file financing statements and continuation statements covering the Collateral and execute the same on behalf of such Grantor.

               9.2 Performance by Purchaser of the Secured Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Purchaser, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

               9.3 The Grantors' Reimbursement Obligations. The expenses of the Purchaser incurred in connection with actions undertaken as provided in this
Section 9, together with interest thereon at the Default Rate from the date of payment by the Purchaser to the date reimbursed by the Grantors, shall be jointly and severally payable by the Grantors to the Purchaser on demand and shall constitute part of the Secured Obligations.

               9.4 Ratification; Power Coupled With An Interest. The Grantors hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

               Section 10. Duty of the Purchaser. The Purchaser's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Purchaser deals with similar property for its own account.

               Neither the Purchaser nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Purchaser hereunder are conferred solely to enable the Purchaser to protect the Purchaser's interests in the Collateral and shall not impose any duty upon the Purchaser to exercise any such powers. The Purchaser shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

               Section 11.  Miscellaneous.

               11.1 Notices. All notices, requests and demands to or upon the Purchaser or any Grantor hereunder shall be made or delivered in the manner provided in Section 14.5 of the Note Purchase Agreement.

               11.2 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               11.3 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Grantor and the Purchaser; provided that any provision of this Agreement may be waived by the Purchaser in a letter or agreement executed by the Purchaser or by facsimile transmission from the Purchaser.

               11.4 No Waiver by Course of Conduct. The Purchaser shall not by any act (except by a written instrument pursuant to Section 11.3 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchaser would otherwise have on any future occasion.

               11.5 Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

               11.6 Integration. This Agreement, together with the Note Purchase Agreement and the other Note Documents represent the entire agreement of the parties with respect to the subject matter hereof and there are no promises or representations by the Purchaser relative to the subject matter hereof not reflected herein or therein.

               11.7 Section Headings. The section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

               11.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Grantors and the Purchaser and their respective successors and assigns; provided, however, that no Grantor shall have the right to assign its duties hereunder without the prior written consent of the Purchaser.

               11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

               11.10  ACKNOWLEDGMENTS.  EACH GRANTOR HEREBY ACKNOWLEDGES THAT:

               (a) IT HAS BEEN ADVISED BY COUNSEL IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT;

               (b) THE PURCHASER DOES NOT HAVE ANY FIDUCIARY RELATIONSHIP TO THE GRANTORS, AND THE RELATIONSHIP BETWEEN THE PURCHASER, ON THE ONE HAND, AND THE GRANTORS, ON THE OTHER HAND, IS SOLELY THAT OF SECURED PARTY AND DEBTOR, RESPECTIVELY; AND

               (c) NO JOINT VENTURE EXISTS BETWEEN THE PURCHASER AND THE
GRANTORS.

               11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               11.12 Dating. Although this Agreement is dated as of the date first written above for convenience, this Agreement shall be effective on September [_________], 1998.

               IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officers.



                                            NOMURA HOLDING AMERICA INC.



                                            By: ________________________________
                                                Name:
                                                Title:


                                            EASYRIDERS, INC.




                                            By: ________________________________
                                                Name:
                                                Title:


                                            PAISANO PUBLICATIONS, INC.



                                            By: ________________________________
                                                Name:
                                                Title:



                                            EASYRIDERS OF COLUMBUS, INC.



                                            By: ________________________________
                                                Name:
                                                Title:



                                            EASYRIDERS FRANCHISING, INC.

                                            By: ________________________________
                                                Name:
                                                Title:


                                            TERESI, INC.




                                            By: ________________________________
                                                Name:
                                                Title:


                                            BROS CLUB, INC.



                                            By: ________________________________
                                                Name:
                                                Title:



                                            ASSOCIATED RODEO RIDERS ON
                                            WHEELS




                                            By: ________________________________
                                                Name:
                                                Title:

                                                                         Annex A
                                                to Pledge and Security Agreement


                               MATERIAL CONTRACTS

                                                                         Annex B
                                                to Pledge and Security Agreement


                                         PLEDGED STOCK
                                         -------------



  Grantor     Issuer       Class of Stock(1/)        Stock Certificate No.         No. of Shares
  -------     ------       ------------------        ---------------------         -------------





                                 PLEDGED INDEBTEDNESS
                                 --------------------


                                  Initial
                                  Principal                         Maturity
Grantor          Issuer           Amount           Issue Date       Date            Interest Rate
-------          ------           ------           ----------       ----            -------------


--------

 (1/) Stock is assumed to be common stock unless otherwise indicated.

                                                                         Annex C
                                                to Pledge and Security Agreement



                               FILINGS AND OTHER ACTIONS
                        REQUIRED TO PERFECT SECURITY INTERESTS

                            UNIFORM COMMERCIAL CODE FILINGS



                      [STATE]                                      [STATE]
                    Secretary       [      ]       [      ]      Secretary of         [ ]
   Debtor Name       of State        County         County           State          County
   -----------      --------        ------         ------           -----          ------

                                   APPENDIX I


                                PLEDGE SUPPLEMENT

               This Pledge Supplement, dated __________, [199_][200_] (this "Pledge Supplement"), is delivered pursuant to Section 7.2 of the Security Agreement referred to below. The undersigned hereby agrees (i) that this Pledge Supplement may be attached to the Pledge and Security Agreement dated as of September [__], 1998 (as from time to time amended, modified or supplemented, the "Security Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), made by Easyriders, Inc. and certain of its Subsidiaries signatory thereto in favor of Nomura Holding America Inc., (ii) that the shares, or interests, participations or other equivalents listed on this Pledge Supplement shall be and become part of the Pledged Stock and Stock Collateral referred to in the Security Agreement and shall secure all the Secured Obligations and (iii) that the notes and Instruments listed on this Pledge Supplement shall become part of the Pledged Indebtedness and Indebtedness Collateral referred to in the Security Agreement and shall secure all of the Secured Obligations.

               The undersigned agrees that the shares, or interests, participations or other equivalents listed on the attached Schedule shall for all purposes constitute Pledged Stock and Stock Collateral and shall be subject to the security interest created by the Security Agreement and (b) that the notes and Instruments listed on this Pledge Supplement shall become part of the Pledged Indebtedness and Indebtedness Collateral referred to in the Security Agreement and shall secure all of the Secured Obligations.

               The undersigned hereby certifies that the representations and warranties set forth in Section 7.1 of the Security Agreement of the undersigned are true and correct as to the Collateral listed herein on and as of the date hereof.

                                    [NAME OF GRANTOR]



                                    By:_________________________________________
                                    Name:
                                    Title:

                                                   Schedule to Pledge Supplement
--------------------------------------------------------------------------------

                          DESCRIPTION OF PLEDGED STOCK
                          ----------------------------



Issuer       Class of Stock(*/)        Stock Certificate No.         No. of Shares
------       ------------------        ---------------------         -------------





                                 PLEDGED INDEBTEDNESS
                                 --------------------


                                  Initial
                                  Principal                         Maturity
Grantor          Issuer           Amount           Issue Date       Date            Interest Rate
-------          ------           ------           ----------       ----            -------------


--------

 (*/) Stock is assumed to be common stock unless otherwise indicated.

                                   APPENDIX II


                  COUNTERPART TO PLEDGE AND SECURITY AGREEMENT


               This counterpart, dated _________, [199__][200__], is delivered pursuant to Section 4.5(d) of that certain Pledge and Security Agreement dated as of September [__], 1998 (as from time to time amended, modified or supplemented, the "Security Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), made by Easyriders, Inc. and certain of its Subsidiaries signatory thereto in favor of Nomura Holding America Inc. The undersigned hereby agrees (i) that this counterpart may be attached to the Security Agreement, and (ii) that the undersigned shall be a Grantor under the Security Agreement and shall comply with all the terms and conditions of the Security Agreement as if it were an original signatory thereto.


                                    [NAME OF ADDITIONAL GRANTOR]



                                    By:_________________________________________
                                    Name:
                                    Title:

                           ACKNOWLEDGMENT AND CONSENT


               The undersigned, [NAME OF ISSUER], hereby acknowledges receipt of a copy of the Pledge and Security Agreement dated as of September [__], 1998 (as from time to time amended, modified or supplemented in accordance with the terms thereof, the "Security Agreement"), made and entered into by and among Easyriders, Inc. and certain of its Subsidiaries signatory thereto and Nomura Holding America Inc. (the "Purchaser"). The undersigned agrees for the benefit of the Purchaser as follows:

               1. The undersigned will be bound by the terms of the Security Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

               2. The undersigned will notify the Purchaser promptly in writing of the occurrence of any of the events described in paragraph 7.2 of the Security Agreement.

               3. The terms of paragraph 8.7(c) of the Security Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 8.7 of the Security Agreement.

                                    [NAME OF ISSUER]



                                    By:________________________________________
                                    Name:
                                    Title:
                                    Date:




                                      II-2